Exhibit 10.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE V	PAGE OF PAGES
			1	3
2. AMENDMENT/MODIFICATION NO. P00005	3. EFFECTIVE DATE 08/15/2011	4. REQUISITION/PURCHASE REQ. NO. see schedule	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	W911QY	7. ADMINISTERED BY (If other than Item 6) CODE	S4801A
NATICK CONTRACTING DIVISION 64 Thomas Johnson Drive Frederick MD 21702-4300		DCMA DCMA-SEATTLE CORPORATE CAMPUS EAST III 3009 112TH AVE. NE STE200 BELLEVUE WA 98004-8019

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) AVI BIOPHARMA INC 4575 SW RESEARCH WAY STE 200 CORVALLIS OR 97333-1299		(X)	9A. AMENDMENT OF SOLICIATION NO.
☐
9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. W9113M-10-C-0056
10B. Dated (SEE ITEM 13) Jul 14, 2010
CODE 49WU1	FACILITY CODE

11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning             copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required) See SCHEDULE

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc. ) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PRUSUANT TO AUTHORITY OF: Mutual Agreement of Both Parties
☒	D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION ( Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attached Summary of Changes.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Chris Garabedian President and CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Sandra J. O’Connell Contracting Officer
15B. CONTRACTOR/OPERATOR /s/ Chris Garabedian (Signature of person authorized to sign)	15C. DATE SIGNED 9/23/11	16B. UNITED STATES OF AMERICA /s/ Sandra J. O’Connell (Signature of Contracting Officer)	16C. DATE SIGNED 9/26/11
NSN 7540-01-152-8070 Previous edition unusable		STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

W9113M-10-C0056

(soconnell 13438)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

A.	The purpose of this modification is to move studies/tasks originally planned in Option CLINs 0002 and 0006 into CLINs 0001 and 0005 thereby affecting the total cost and schedule of this contract as shown below.

1.	SECTION A—SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $46,142,707.00 from $80,396,827.37 to $126,539,534.37.

2.	SECTION B—SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The target cost has increased by $[†] from $[†] to $[†].

The target profit/fee has increased by $[†] from $[†] to $[†].

The minimum profit fee has increased by $[†] from $[†] to $[†].

The maximum profit fee has increased by $[†] from $[†] to $[†].

The total cost of this line item has increased by $[†] from $[†] to $[†].

CLIN 0002

The target cost has decreased by $[†] from $[†] to $[†].

The target profit/fee has decreased by $[†] from $[†] to $[†].

The minimum profit fee has decreased by $[†] from $[†] to $[†].

The maximum profit fee has decreased by $[†] from $[†] to $[†].

The total cost of this line item has decreased by $[†] from $[†] to $[†].

CLIN 0005

The target cost has increased by $[†] from $[†] to $[†].

The target profit/fee has increased by $[†] from $[†] to $[†].

The minimum profit fee has increased by $[†] from $[†] to $[†].

The maximum profit fee has increased by $[†] from $[†] to $[†].

The total cost of this line item has increased by $[†] from $[†] to $[†].

CLIN 0006

The target cost has decreased by $[†] from $[†] to $[†].

The target profit/fee has decreased by $[†] from $[†] to $[†].

The minimum profit fee has decreased by $[†] from $[†] to $[†].

The maximum profit fee has decreased by $[†] from $[†] to $[†].

The total cost of this line item has decreased by $[†] from $[†] to $[†].

3.	SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

W9113M-10-C0056

(soconnell 13438)

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
25-MAR-2012		N/A FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
18-APR-2013		N/A FOB: Destination

The following Delivery Schedule item for CLIN 0005 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
01-APR-2012		N/A FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
10-MAY-2013		N/A FOB: Destination

4. SECTION J — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

Attachment No. 1 Contractor’s Statement of Work — Ebola Virus, Dated 3/11/10 and Attachment No. 2 Contractor’s Statement of Work — Marburg Virus, Dated 3/11/10 are replaced in their entirety with the Attachments to this modification.

B.	An Integrated Baseline Review (IBR) will be held within 3 months of the date of this modification. At that time the Performance Measurement Baseline (PMB) will be approved by the Government for the changed efforts of CLINs 0001; 0002, 0005 and 0006. A modification will be executed upon acceptance of the PMB, and will incorporate any approved changes to the budget that are required.

C.	As a result of this modification all other terms and conditions of this contract are unchanged and remain in full force and effect.

(End of Summary of Changes)

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Appendix B: Revised Statement of Work

3.0 CONTRACT

AVI BioPharma (AVI) Statement of Work for AVI-6002 as an effective therapeutic for ebolavirus:

3.2 CLIN0001 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	1
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.2.2.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.2.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.2.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	2
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.2.3 [†]: [†]

[†]

Period of Work: [†].

Deliverable: [†].

3.2.3.1 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.2.3.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.1.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	3
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

[†]

Period of Work: [†].

Deliverable: [†]

3.2.3.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.2.1 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.2.3.2.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	4
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†]

3.2.3.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.3.2.4 [†]: [†]

Period of Work: [†]

Deliverable: [†]

3.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.4.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.1.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	5
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.2.4.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.1.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	6
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.2.4.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	7
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.2.4.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.3.2 [†]: [†]

Period of Work: [†]

Deliverable: [†]

3.2.4.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.3.4 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	8
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†]

3.2.4.3.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5 [†]: [†]

Period of Work: [†]

Deliverable: [†]

3.2.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	9
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.2.5.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.8 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	10
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†]

3.2.5.9 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.2.6 [†]: [†]

[†]

Period of Work: [†].

Deliverable: [†].

3.2.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.6.2 [†]: [†]

Period of Work: [†].

Deliverable:. [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	11
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.2.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.7 [†]: [†]

[†]

Period of Work: [†].

Deliverable: [†].

3.2.7.1 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.2.7.2 Finance and EVMS: [†].

Period of Work: [†].

Deliverable: [†].

3.2.7.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.7.4 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	12
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3 [†]: [†]

[†]

Period of Work: [†].

Deliverable: [†].

3.3.1 [†]:[†]

[†]

Period of Work: [†].

Deliverable: [†]

3.3.1.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	13
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†]

3.3.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

[†]

3.3.2.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	14
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.3.2.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	15
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.3.2.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	16
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.2.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	17
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.3.2.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	18
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.3.4. [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.5 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	19
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.4.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.5 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.5.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	20
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†]

3.3.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.5.3 [†]: [†]

Period of Work: [†]

Deliverable: [†]

3.3.6 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	21
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.3.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.6.2 [†]: [†]

Periods of Work: [†]

Deliverable: [†]

3.3.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.7 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	22
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.7.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.7.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

CLIN0001 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8. [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	23
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.8.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8.5 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

`	Use or disclosure of data contained on this sheet is subject to the	24
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.9 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.9.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.9.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.9.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.9.4 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	25
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.9.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.10 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.10.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.10.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.11 [†]: [†]

Period of Work: [†]

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	26
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.3.11.1 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.3.11.2 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.3.11.3 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.3.11.4: [†]. [†]

Period of Work: [†]

Deliverable: [†]

3.3.11.5 [†]. [†]

Period of Work: [†]

Deliverable: [†].

3.3.11.6 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	27
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.11.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.11.8 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.11.9 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.11.10 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.3.12 [†]. [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	28
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.12.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.12.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.12.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	29
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.3.12.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.13 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.13.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.13.2 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	30
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.3.13.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.13.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.13.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.14. [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.14.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	31
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.3.14.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.14.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.15 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.15.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.15.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.15.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	32
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.3.16.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	33
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.3.16.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.17.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.17.1.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	34
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†]

3.3.17.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.17.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.4 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	35
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.3.17.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4 CLIN0002: [†]

Period of Work: [†].

Deliverable: [†].

3.4.1: [†]. [†]

Period of Work: [†].

Deliverable: [†].

3.4.1.1: [†]. [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	36
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.4.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.1.3: [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	37
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.4.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	38
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.4.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.1.1 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.4.3.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	39
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.4.3.1.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.2.1 [†].[†]

Period of Work: [†].

Deliverable: [†].

3.4.3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.2.3 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	40
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.4.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.4: [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4.2 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	41
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.4.4.3 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.4.4.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.4.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.5 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	42
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.4.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.5.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.5.3 [†]: [†]

Period of Work: [†]

Deliverable: [†]

3.4.5.4 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	43
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.4.6 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	44
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.4.6.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.6.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.7.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	45
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.4.7.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.7.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.7.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.2 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	46
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.4.8.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.5 [†]: [†].

3.4.8.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.8 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.8.9 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	47
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.4.9 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.9.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	48
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.4.9.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.9.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.4 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	49
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†]

3.4.9.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.10 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.10.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.10.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.10.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	50
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.4.11 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.11.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.11.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.11.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	51
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.4.11.4 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.4.12 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.12.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.12.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.13 [†]: [†]

3.4.14 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	52
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†]

3.4.14.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	53
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.4.14.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	54
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.4.14.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.14.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.14.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.15 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	55
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.4.15.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.15.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.15.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.15.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5 CLIN0003: [†]

Period of Work: [†].

Deliverable: [†].

3.5.1 [†]: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	56
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5.3.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5.3.1.2 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.5.3.1.3 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	57
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.5.3.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	58
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.5.3.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	59
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.5.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.3.2 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.5.3.4 [†]: [†].

Period of Work: [†].

Deliverable: [†]

3.5.3.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.4 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	60
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.5.4.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.4.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.4.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.6.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	61
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3. 5.6.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.6.3 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.5.6.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6 CLIN0004: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	62
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	63
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.6.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	64
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

3.6.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.3.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.4.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	65
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

3.6.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.6 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	66
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.6.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.6.2 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.6.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.7 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	67
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Deliverable: [†].

3.6.7.1 Program Management: [†].

Period of Work: [†].

Deliverable: [†].

3.6.7.2 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.6.7.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.7.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.8 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.8.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.8.2 [†]: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	68
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-ZEBOV	Final Statement of Work
12 August 2011

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	69
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Appendix B: Revised Statement of Work

3.0 CONTRACT

AVI BioPharma (AVI) Statement of Work for AVI-6003 as an effective therapeutic for Marburgvirus:

3.2 CLIN0005 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	1
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.2.2.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.2.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.2.2.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	2
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.2.3 [†]: [†]

        [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.1 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.2.3.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.1.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	3
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

[†]

Period of Work: [†].

Deliverable: [†]

3.2.3.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.3.2.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	4
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†]

Deliverable: [†].

3.2.3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.3.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.3.2.3.1 [†]: [†]

Period of Work: [†]

Deliverable: [†]

3.2.3.2.4 [†]: [†]

Period of Work: [†]

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	5
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.4.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.1.4 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	6
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.2.4.1.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	7
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.2.4.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.3.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	8
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.2.4.3.2 [†]: [†]

Period of Work: [†]

Deliverable: [†]

3.2.4.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.4.3.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.4.3.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	9
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†]

Deliverable: [†]

3.2.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.5 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	10
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.2.5.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.2.5.8 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.5.9 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.2.6 [†]: [†]

3.2.6.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	11
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

3.2.7 [†]: [†]

[†]

Period of Work: [†].

Deliverable: [†].

3.2.7.1 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.2.7.2 Finance and EVMS: [†].

Period of Work: [†].

Deliverable: [†].

3.2.7.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.2.7.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	12
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3 [†]: [†]

[†]

Period of Work: [†].

Deliverable: [†].

3.3.1 [†]: [†]

[†]

Period of Work: [†].

Deliverable: [†]

3.3.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	13
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

[†]

3.3.2.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.1.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	14
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.3.2.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	15
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.3.2.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.2.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	16
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.3.2.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.2.5 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	17
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†]

3.3.2.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	18
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.4. [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	19
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.4.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.4.6 [†]:

[†]

Period of Work: [†].

Deliverable: [†].

3.3.5 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	20
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.5.3 [†]: [†]

Period of Work: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	21
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†]

3.3.6 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.6.2 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	22
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†]

3.3.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.7.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.7.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

CLIN0005 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	23
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.8. [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8.3 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	24
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.3.8.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.8.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.9 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.9.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	25
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.9.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.9.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.9.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.9.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.10 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	26
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.3.10.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.10.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.11 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.3.11.1 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.3.11.2 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.3.11.3 [†]: [†]

Period of Work: [†]

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	27
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.11.4: [†]. [†]

Period of Work: [†]

Deliverable: [†]

3.3.11.5 [†]. [†]

Period of Work: [†]

Deliverable: [†].

3.3.11.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.11.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.11.8 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	28
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.3.11.9 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.11.10 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.3.12 [†]. [†]

Period of Work: [†].

Deliverable: [†].

3.3.12.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	29
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†]

3.3.12.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.12.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.12.4 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	30
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.3.13 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.13.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.13.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.13.3 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	31
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.3.13.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.13.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.14. [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.14.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.14.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	32
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.14.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.15 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.15.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.15.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.15.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	33
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.3.16.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	34
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.16.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.16.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.17.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.17.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.3.17.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	35
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.17.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.3.17.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	36
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.3.17.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4 CLIN0006: [†]

Period of Work: [†].

Deliverable: [†].

3.4.1: [†]. [†]

Period of Work: [†].

Deliverable: [†].

3.4.1.1: [†]. [†]

Period of Work: [†].

Deliverable: [†].

3.4.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	37
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.4.1.3: [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.2.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	38
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.4.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.3.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	39
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.4.3.1.1 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.4.3.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.3.1.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	40
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.4.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.2.1 [†]. [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.3.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	41
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.4.3.4: [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	42
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.4.4.3 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.4.4.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.4.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.4.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.5 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	43
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.4.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.5.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.5.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.5.4 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	44
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.4.6 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	45
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.4.6.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.6.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.7 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	46
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.4.7.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.7.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.7.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.7.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	47
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.4.8.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.5 [†]: [†].

3.4.8.6 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.8.8 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	48
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†]

3.4.8.9 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.9.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.1.2 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	49
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.4.9.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.9.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.9.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	50
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.4.9.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.9.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.10 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.10.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	51
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.4.10.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.10.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.11 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.11.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	52
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.4.11.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.11.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.11.4 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.4.12 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.12.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.12.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	53
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.4.13 [†]: [†]

3.4.14 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.14.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.1.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	54
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.4.14.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	55
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.4.14.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.14.3.2 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	56
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†]

3.4.14.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.4.14.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.15 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.15.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	57
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.4.15.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.15.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.4.15.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5 CLIN0007: [†]

Period of Work: [†].

Deliverable: [†].

3.5.1 [†]: [†].

3.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.2.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	58
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.5.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5.3.1.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	59
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†]

3.5.3.1.2 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.5.3.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.1.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	60
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.5.3.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.2.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.3 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	61
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.5.3.3.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.3.3.2 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.5.3.4 [†]: [†].

Period of Work: [†].

Deliverable: [†]

3.5.3.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.4.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	62
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.5.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.4.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.4.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.5.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.6 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	63
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.5.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3. 5.6.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.5.6.3 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.5.6.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6 CLIN0008: [†]

Period of Work: [†].

Deliverable: [†].

3.6.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	64
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.6.1.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.1.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.1.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.2 [†]:         [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	65
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.6.2.1 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.2.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.3.1 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	66
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.6.3.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.3.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.3.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.4 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.4.1 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	67
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.6.4.2 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.5 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.5.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.5.2 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.6 [†]: [†]

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	68
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Period of Work: [†].

Deliverable: [†].

3.6.6.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.6.2 [†]: [†]

Period of Work: [†]

Deliverable: [†].

3.6.6.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	69
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

3.6.7 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.7.1 Program Management: [†].

Period of Work: [†].

Deliverable: [†].

3.6.7.2 [†]: [†].

Period of Work: [†].

Deliverable: [†].

3.6.7.3 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.7.4 [†]: [†]

Period of Work: [†].

Deliverable: [†]

3.6.8 [†]: [†]

Period of Work: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	70
W9113M-09-R-0008	restriction on the title page of this proposal.

AVI BioPharma, Inc.
HFV-MARV	Final Change Proposal: Statement of Work
16 September 2011

Deliverable: [†].

3.6.8.1 [†]: [†]

Period of Work: [†].

Deliverable: [†].

3.6.8.2 [†]: [†].

Period of Work: [†].

Deliverable: [†].

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

	Use or disclosure of data contained on this sheet is subject to the	71
W9113M-09-R-0008	restriction on the title page of this proposal.